                             LETTER OF TRANSMITTAL
                                  TO TENDER TO

                          CHARTER COMMUNICATIONS, INC.
                               IN RESPECT OF ITS
                         OUTSTANDING NOTES LISTED BELOW

                                                               PRINCIPAL       PRINCIPAL
                                                   CUSIP         AMOUNT         PURCHASE       TENDER OFFER
                SERIES OF NOTES                   NUMBER     OUTSTANDING(1)      AMOUNT      CONSIDERATION(2)
                ---------------                  ---------   --------------   ------------   ----------------

 4.75% CONVERTIBLE SENIOR NOTES DUE 2006.......  16117MAC1    $632,500,000    $506,000,000       $800.00
 5.75% CONVERTIBLE SENIOR NOTES DUE 2005.......  16117MAB3    $750,000,000    $600,000,000       $825.00
                                                 16117MAA5

---------------

(1) Principal amount outstanding as at June 30, 2003.
(2) Per $1,000 principal amount of notes that are accepted for purchase.

THE OFFERS WILL EXPIRE AT 8:00 A.M., NEW YORK CITY TIME, ON FRIDAY, AUGUST 8, 2003, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, IS REFERRED TO AS THE "EXPIRATION TIME"). HOLDERS MUST TENDER THEIR NOTES BEFORE THE EXPIRATION TIME TO RECEIVE THE APPLICABLE TENDER OFFER CONSIDERATION. TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

                                  The Depositary for the Offers is:

                                         THE BANK OF NEW YORK

         By Facsimile:             By Registered or Certified Mail:               By Hand:
         (212) 298-1915                  The Bank of New York               The Bank of New York
                                         Reorganization Unit                Reorganization Unit
                                    101 Barclay Street -- Floor 7E     101 Barclay Street -- Floor 7E
                                          New York, NY 10286                 New York, NY 10286
                                      Attention: William Buckley         Attention: William Buckley
                                By Regular Mail or Overnight Delivery:
                                         The Bank of New York
                                        Corporate Trust Window
                                    101 Barclay Street -- Floor 7E
                                          New York, NY 10286
                                      Attention: William Buckley
                                        Confirm by Telephone:
                                            (212) 815-5788

     Delivery of this letter of transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

     The instructions contained herein should be read carefully before this letter of transmittal is completed.

     By executing this letter of transmittal, the undersigned acknowledges receipt of the offer to purchase dated July 11, 2003, of Charter Communications, Inc. (as the same may be supplemented, amended or modified from time to time, the "offer to purchase"), and this letter of transmittal and instructions hereto, which together constitute an "offer" by Charter

Communications, Inc., a Delaware corporation ("CCI"), to purchase for cash each series of notes described in the offer to purchase.

     Terms used herein and not defined herein shall have the meaning ascribed to them in the offer to purchase.

     This letter of transmittal is to be completed by a holder if (i) certificates representing any of the notes are to be physically delivered to the depositary herewith by such holder or (ii) except as set forth in the next paragraph, tender of any notes is to be made by book-entry transfer to the depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "Procedures for Tendering and Withdrawing Notes -- Tendering Notes -- Book-Entry Delivery of the Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the notes.

     DTC HAS AUTHORIZED DTC PARTICIPANTS THAT HOLD NOTES ON BEHALF OF BENEFICIAL OWNERS OF NOTES THROUGH DTC TO TENDER THEIR NOTES AS IF THEY WERE HOLDERS. TO EFFECT A TENDER, DTC PARTICIPANTS MAY, IN LIEU OF PHYSICALLY COMPLETING AND SIGNING THIS LETTER OF TRANSMITTAL, TRANSMIT THEIR ACCEPTANCE TO DTC THROUGH THE DTC AUTOMATED TENDER OFFER PROGRAM ("ATOP") FOR WHICH THE TRANSACTION WILL BE ELIGIBLE AND FOLLOW THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE UNDER THE CAPTION "PROCEDURES FOR TENDERING AND WITHDRAWING
NOTES -- TENDERING NOTES."

     THIS OFFER TO PURCHASE DOES NOT CONSTITUTE AN OFFER TO PURCHASE ANY NOTES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER APPLICABLE SECURITIES OR "BLUE SKY" OR OTHER LAWS.

                                TENDER OF NOTES
--------------------------------------------------------------------------------

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED
     HEREWITH.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

     List below the series of notes, certificate numbers, aggregate principal amount represented and principal amount of notes being tendered. If the space provided is inadequate, list the series of notes, certificate numbers and principal amounts of each series of notes being tendered on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

-----------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF TENDERED NOTES
-----------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OR  SERIES OF NOTES (PLEASE SPECIFY                   AGGREGATE
  NAME OF DTC PARTICIPANT AND PARTICIPANT'S DTC       THE SERIES OF NOTES YOU ARE                     PRINCIPAL    PRINCIPAL
      ACCOUNT NUMBER IN WHICH NOTES ARE HELD           TENDERING BY CHECKING THE      CERTIFICATE      AMOUNT       AMOUNT
             (PLEASE FILL IN BLANK)*                      APPLICABLE BOX(ES))          NUMBER(S)*    REPRESENTED  TENDERED**

-----------------------------------------------------------------------------
                                                    [    ] 4.75% Convertible Senior
                                                                Notes
                                                              due 2006
                                                    -----------------------------------------------------------------------------
                                                    [    ] 5.75% Convertible Senior
                                                           Notes due 2005
                                                    -------------------------------------------------------------------------
Total Principal Amount of Notes Tendered:
-----------------------------------------------------------------------------------------------------------------------------
 * Required information.
** Unless otherwise specified in the column labeled "PRINCIPAL AMOUNT TENDERED", the holder will be deemed to have tendered the entire aggregate principal amount indicated in the column labeled "AGGREGATE PRINCIPAL AMOUNT REPRESENTED." All principal amounts tendered must be in integral multiples of $1,000.
-----------------------------------------------------------------------------------------------------------------------------

     If not already printed above, the name(s) and address(s) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such notes. If you hold notes registered in different names, separate letters of transmittal must be executed covering each name.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to CCI, upon the terms and subject to the conditions set forth in the offer to purchase, dated July 11, 2003, receipt of which is hereby acknowledged, and in accordance with this letter of transmittal (which, together with the offer to purchase, constitutes an "offer" for each series of notes), the principal amount of notes indicated in the table above entitled "Description of Tendered Notes" under the column heading "Principal Amount Tendered" (or, if there is no indication otherwise, with respect to the entire aggregate principal amount represented by the notes described in such table).

     The undersigned acknowledges and agrees that the tender of the notes made hereby may not be withdrawn except in accordance with the applicable procedures set forth in the offer to purchase. Terms used herein and not defined herein shall have the meanings ascribed to them in the offer to purchase.

     By executing this letter of transmittal, and subject to, and effective upon, acceptance for purchase of, and payment for, the notes tendered herewith pursuant to the terms and conditions of the offer to purchase, the undersigned irrevocably sells, assigns, and transfers to or upon the order of CCI all right, title and interest in and to all the notes tendered hereby, waives any and all other rights with respect to the notes (including, without limitation, the undersigned's rights with respect to any existing or past defaults and their consequences in respect of the notes and the applicable indenture under which the notes were issued) and releases and discharges CCI and its affiliates from any and all claims the undersigned may have now or may have in the future arising out of, or related to, the notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the notes or to participate in any redemption or defeasance of the notes. The undersigned hereby irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the depositary also acts as the agent of CCI) with respect to such notes, with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) present such notes and all evidences of transfer and authenticity to, or transfer ownership of such notes on the account books maintained by DTC to, or upon the order of, CCI, (ii) present such notes for transfer of ownership on the books of CCI, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such notes, all in accordance with the terms of and conditions to the offer to purchase.

     The undersigned acknowledges and agrees that a tender of the notes pursuant to any of the procedures described in the offer to purchase and in the instructions hereto and an acceptance of such notes by CCI will constitute a binding agreement between the undersigned and CCI upon the terms and subject to the conditions of the offer to purchase.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the notes tendered hereby, and that when such tendered notes are accepted for purchase and payment by CCI, CCI will acquire good title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or by CCI to be necessary or desirable to complete the sale, assignment, and transfer of the notes tendered hereby.

     The undersigned understands that each offer will expire at 8:00 a.m., New York City time, on Friday, August 8, 2003, unless extended or earlier terminated by CCI in its sole discretion.

     No authority conferred or agreed to be conferred by this letter of transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions", the undersigned hereby request(s) that any notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of notes tendered by book-entry transfer, by credit to the account at DTC designated above), and checks for payment to be made in connection with the offers be issued to the order of the undersigned. Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions", the undersigned hereby request(s) that any notes representing principal amounts not tendered or not accepted for purchase and any checks for payment to be made in connection with the offers be delivered to the undersigned.

     In the event that the "A. Special Issuance/Delivery Instructions" or the "B. Special Issuance/Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such notes be delivered to, and checks for payments of the tender offer consideration to be made in connection with the offers be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable. The undersigned recognizes that CCI has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box or the "B. Special Issuance/Delivery Instructions" box to transfer any notes from the name of the registered holder(s) thereof if CCI does not accept for purchase any of the principal amount of such notes so tendered.

     For purposes of the offer to purchase, the undersigned understands that CCI will be deemed to have accepted for purchase validly tendered notes (or defectively tendered notes with respect to which CCI has waived such defect) if, as, and when CCI gives oral (later confirmed in writing) or written notice thereof to the depositary.

     The undersigned understands that, notwithstanding any other provision of the offers, CCI's obligations to accept for purchase, and to pay the applicable tender offer consideration for notes validly tendered and so accepted pursuant to such offers are subject to, and conditioned upon, the satisfaction of or CCI's waiver of, the conditions described in the offer to purchase. See "The Offers -- Conditions to the Offers."

     The undersigned understands that under certain circumstances and subject to certain conditions set forth in the offer to purchase, CCI will not be required to accept for purchase any of the notes tendered. CCI reserves the right, in its sole discretion, to waive or modify any one or more of the conditions to the offers in whole or in part at any time with respect to any or all series of notes as set forth in the offer to purchase under the caption "The
Offers -- Conditions to the Offers," and accept for payment any or all of those notes which have been validly tendered for purchase, in which event the holders thereof will receive the applicable tender offer consideration plus accrued and unpaid interest to, but not including, the payment date, notwithstanding the failure of such condition. Any notes not accepted for purchase shall be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "B. Special Issuance/ Delivery Instructions" below.

     The undersigned understands that the delivery and surrender of the notes is not effective, and the risk of loss of the notes does not pass to the depositary, until receipt by the depositary of this letter of transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an agent's message, if applicable, in lieu of this letter of transmittal), together with all accompanying evidences of authority and any other required documents in form satisfactory to CCI. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of notes will be determined by CCI in its sole discretion, which determination shall be final and binding.

                         A.  SPECIAL ISSUANCE/DELIVERY
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

  To be completed ONLY if certificates for notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or payment for the tender offer consideration is to be made to, someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal, or if notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account designated above.

Issue:  [ ] Notes
        [ ] Payment
        (check as applicable)
Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                        (See Substitute Form W-9 herein)

  Credit untendered notes by book-entry to the DTC account set forth below:

--------------------------------------------------------------------------------
                              (DTC Account Number)

--------------------------------------------------------------------------------
                            (Name of Account Party)

                         B.  SPECIAL ISSUANCE/DELIVERY
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 5)

  To be completed ONLY if certificates for notes in a principal amount not tendered or not accepted for purchase or a check for payment are to be delivered to someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or to such person or persons at an address different from that shown in the box entitled "Description of Tendered Notes" within this letter of transmittal.

Deliver:  [ ] Notes
          [ ] Payment
          (check as applicable)
Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                        (See Substitute Form W-9 herein)

                                PLEASE SIGN HERE
                       (To be completed by all tendering
                holders of notes regardless of whether notes are
                      being physically delivered herewith)

     THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE DELIVERY OF THE NOTES SPECIFIED HEREIN.

     This letter of transmittal must be signed by the registered holder(s) exactly as their name(s) appear(s) on certificate(s) representing notes or, if tendered by a DTC participant, exactly as such participant's name appears on a security position listing as the owner of such notes. If signature is by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to CCI of such person's authority to act. See instruction 4 below.

     IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE NOTES, THEN THE REGISTERED HOLDER(S) MUST SIGN A PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE PROXY SHOULD ACCOMPANY THIS LETTER OF TRANSMITTAL.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                  (SEE SIGNATURE GUARANTEE REQUIREMENT BELOW)

Date:
------------------------------------- , 200
------

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and
Telephone Number
--------------------------------------------------------------------------------

Tax Identification or
Social Security No.
--------------------------------------------------------------------------------

          IMPORTANT: COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)
    CERTAIN SIGNATURES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
------------------------------------- , 200
------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFERS

     1. Delivery of this Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations. To tender notes in the offers, physical delivery of certificates for notes or a confirmation of any book-entry transfer into the depositary's account with DTC of notes tendered electronically, as well as a properly completed and duly executed copy or facsimile of this letter of transmittal, and any other documents required by this letter of transmittal, must be received by the depositary at its address set forth herein before the expiration time in order to receive the tender offer consideration. The method of delivery of this letter of transmittal, notes and all other required documents to the depositary is at the election and risk of holders of notes. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the expiration time to permit delivery to the depositary before such time. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the depositary. This letter of transmittal and notes should be sent only to the depositary, not to CCI, the trustee, the dealer manager, the information agent or DTC.

     2. Withdrawal of Tenders. Tenders of notes of any series may be withdrawn at any time prior to the expiration time. In the event of a termination of the offers with respect to one or more series of notes, all notes of such series tendered pursuant to the offers will be promptly returned to the tendering holder.

     For a withdrawal of a tender of notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the depositary before the expiration time at its address set forth at the end of this letter of transmittal. Any such notice of withdrawal must (i) specify the name of the person that tendered the notes to be withdrawn, (ii) contain the description, CUSIP number and the aggregate principal amount of the notes to be withdrawn and
(iii) be signed by the holder of such notes in the same manner as the original signature on the letter of transmittal by which such notes were tendered (including any required signature guarantees), if any, or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the notes into the name of the person withdrawing such notes. If the notes to be withdrawn have been delivered or otherwise identified to the depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any notes properly withdrawn will be deemed to be not validly tendered for purposes of the offers. Withdrawal of tendered notes can be accomplished only in accordance with the foregoing procedures.

     All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by CCI in its sole discretion, which determination shall be final and binding. None of CCI, the depositary, the dealer manager, the information agent, the trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

     3. Partial and Pro Rata Tenders and Acceptance. Tenders of notes pursuant to the offers will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any notes evidenced by a submitted certificate is tendered, the tendering holder must complete the principal amount being tendered in the last column of the box entitled "Description of Tendered Notes" herein. The entire principal amount represented by the certificates for all notes delivered to the depositary will be deemed to have been tendered, unless otherwise indicated. CCI will accept for purchase an aggregate principal amount of notes of each series up to the Principal Purchase Amount of such series. If the aggregate principal amount of notes of any series validly tendered and not withdrawn at the expiration time exceeds the Principal Purchase Amount of such series, CCI will accept notes of such series on a pro rata basis as described in the offer to purchase under "The Offers -- Pro Rata Acceptance." If, as a result of the foregoing pro rata adjustment, the principal amount of notes of any series to be accepted from a tendering holder is not an integral multiple of $1,000, the principal amount of notes of such series accepted from such holder will be adjusted to the nearest integral multiple of $1,000, and the excess principal amount of notes of such series not accepted from the tendering holder will be promptly returned to such holder.

     The entire principal amount of all notes not tendered or not accepted for purchase will be sent to the holder (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) unless otherwise provided in the appropriate box in this letter of transmittal (see Instruction
5), promptly after the notes are accepted for payment.

     4. Signatures on this Letter of Transmittal, Bond Powers and Endorsement, Guarantee of Signatures. If this letter of transmittal is signed by the registered holder(s) of the notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are names in which certificates are held.

     If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to CCI of their authority so to act must be submitted, unless waived by CCI.

     If this letter of transmittal is signed by the registered holder(s) of the notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates for notes not tendered or not accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or bond powers must be guaranteed as provided below.

     If this letter of transmittal is signed by a person other than the registered holder(s) of the notes listed, the certificates representing such notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed proxy or bond power from the registered holder in form satisfactory to CCI, with signatures on the endorsements, proxy or bond power guaranteed as provided below.

     Signatures on letters of transmittal must be guaranteed by a participant in a recognized Medallion Signature Program (a "Medallion Signature Guarantor"), unless the notes tendered thereby are tendered (i) by a registered holder of notes (or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has not completed either the box entitled "A. Special Issuance/Delivery Instructions" or "B. Special Issuance/Delivery Instructions" on this letter of transmittal, or (ii) for the account of an eligible institution. If the notes are registered in the name of a person other than the signer of this letter of transmittal or if notes not accepted for purchase or not tendered are to be returned to a person other than the registered holder, then the signatures on the letters of transmittal accompanying the tendered notes must be guaranteed by a Medallion Signature Guarantor as described above.

     5. Special Issuance and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts not tendered or not accepted for purchase or checks for payment of the tender offer consideration to be made in connection with the offers are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, notes not tendered or not accepted for purchase will be returned to the holder of the notes tendered. Any holder tendering by book-entry transfer may request that notes not tendered or not accepted for purchase be credited to such account at DTC as such holder may designate under the caption "A. Special Issuance/Delivery Instructions." If no such instructions are given, any such notes not tendered or not accepted for purchase will be returned by crediting the account at DTC.

     6. Substitute Form W-9. Each tendering holder (or other payee) is required to provide the depositary with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to penalties imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the depositary is not provided with a TIN by the time of payment, the depositary will withhold 28% on all such payments, if any, until a TIN is provided to the depositary.

     7. Transfer Taxes. CCI will pay all transfer taxes applicable to the purchase and transfer of notes pursuant to the offers, except in the case of deliveries of certificates for notes for principal amounts not tendered or not accepted for purchase that are to be registered or issued in the name of any person other than the holder of notes tendered thereby.

     8. Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of notes will be determined by CCI, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. CCI reserves the absolute right to reject any or all tenders of notes that are not in proper form or the acceptance of which would, in CCI's opinion, be unlawful. CCI also reserves the right to waive any defects, irregularities or conditions of tender as to particular notes. CCI's interpretations of the terms and conditions of the offers (including the instructions in this letter of transmittal) will be final and binding. Any defect or irregularity in connection with tenders of notes must be cured within such time as CCI determines, unless waived by CCI. Tenders of notes shall not be deemed to have been made until all defects or irregularities have been waived by CCI or cured. None of CCI, the depositary, the dealer manager, the information agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of notes, or will incur any liability to holders for failure to give any such notice.

     9. Waiver of Conditions. CCI expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the offers in the case of any notes tendered, in whole or in part, at any time and from time to time.

     10. Mutilated, Lost, Stolen or Destroyed Certificates for Notes. Any holder whose certificates for notes have been mutilated, lost, stolen or destroyed should write to or telephone the trustee of the relevant series of notes.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance should be directed to the dealer manager at the address and telephone number that appear at the end of this letter of transmittal. Additional copies of the offer to purchase, this letter of transmittal, and other documents may be obtained from the information agent, whose address and telephone numbers appear at the end of this letter of transmittal.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered notes are accepted for payment is required to provide the depositary with such holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the depositary is not provided with the correct TIN, the holder or other payee may be subject to penalties imposed by the Internal Revenue Service. In addition, any payment made to such holder or other payee with respect to notes purchased pursuant to the offer to purchase may be subject to a 28% backup withholding tax.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as a exempt recipient, that holder must submit to the depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the depositary is required to withhold 28% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a holder or other payee with respect to notes purchased pursuant to the offer to purchase, the holder is required to notify the depositary of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (ii) either that (A) the holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, and (iii) that the holder is a U.S. person.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The holder is required to give the depositary the TIN (e.g., social security number or federal employer identification number) of the registered owner of the notes. If the notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

               TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES

------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: CHARTER COMMUNICATIONS, INC.
------------------------------------------------------------------------------------------------------------------
NAME (If in joint names, list first and circle the name of the person or entity whose number you enter in Part 1)
------------------------------------------------------------------------------------------------------------------
BUSINESS NAME (if different from above)
------------------------------------------------------------------------------------------------------------------

Check appropriate box:  [ ] Individual/Sole proprietor  [ ] Corporation  [ ] Partnership  [ ] Other c
------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------- [
]  Exempt from backup withholding
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX   ---------------------------------------
         FORM W-9           AT RIGHT AND CERTIFY BY SIGNING AND DATING                 Social Security
                            BELOW                                                         Number(s)
                                                                                             OR
                                                                           ---------------------------------------
                                                                                   Employer Identification
                                                                                          Number(s)
                            --------------------------------------------------------------------------------------


DEPARTMENT OF THE TREASURY   PART 2 -- CERTIFICATION -- Under penalty of perjury, I    PART 3 --
 INTERNAL REVENUE SERVICE    certify that:                                             Awaiting TIN



    PAYER'S REQUEST FOR      (1) The number shown on this form is my correct taxpayer
   TAXPAYER IDENTIFICATION       identification number (or I am waiting for a number
     NUMBER ("TIN") AND          to be issued to me);
       CERTIFICATIONS
                             (2) I am not subject to backup withholding because: (a)
                                 I am exempt from backup withholding, or (b) I have
                                 not been notified by the Internal Revenue Service
                                 (IRS) that I am subject to backup withholding as a
                                 result of a failure to report all interest or
                                 dividends, or (c) the IRS has notified me that I am
                                 no longer subject to backup withholding; and
                             (3) I am a U.S. person (including a U.S. resident
                                 alien).
                             --------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             SIGNATURE: ------------------------------------------     DATE: --------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN PENALTIES IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments payable to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide any taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

 SIGNATURE: ------------------------------ DATE: -------------------------

     In order to tender, a holder should send or deliver a properly completed and signed letter of transmittal, certificates for the notes, and any other required documents to the depositary at one of the addresses set forth below or tender pursuant to DTC's Automated Tender Offer Program.

                                 The Depositary for the Offers is:
                                        THE BANK OF NEW YORK

         By Facsimile:            By Registered or Certified Mail:              By Hand:
         (212) 298-1915                 The Bank of New York              The Bank of New York
                                        Reorganization Unit               Reorganization Unit
                                   101 Barclay Street -- Floor 7E    101 Barclay Street -- Floor 7E
                                         New York, NY 10286                New York, NY 10286
                                     Attention: William Buckley        Attention: William Buckley

                               By Regular Mail or Overnight Delivery:
                                        The Bank of New York
                                       Corporate Trust Window
                                   101 Barclay Street -- Floor 7E
                                         New York, NY 10286
                                     Attention: William Buckley

                                       Confirm by Telephone:
                                           (212) 815-5788

     Any questions or requests for assistance or for additional copies of the offer to purchase, this letter of transmittal, or related documents may be directed to the information agent at one of its telephone numbers set forth below. A holder may also contact the dealer manager at one of their telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the offers.

                    The Information Agent for the Offers is

                             D.F. KING & CO., INC.
                                 48 Wall Street
                                   22nd Floor
                               New York, NY 10005
                             Attn: Edward McCarthy
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                     Others, Call Toll-free: (800) 758-5378

                     The Dealer Manager for the Offers is:
                                   CITIGROUP
                        390 Greenwich Street, 4th Floor
                            New York, New York 10013
                     Attention: Liability Management Group
                           Telephone: (212) 723-6106
                           (800) 558-3745 (toll free)